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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 11, 2002
                                                        ------------------


                                 USA INTERACTIVE
               --------------------------------------------------
               (Exact name of Registrant as specified in charter)


          Delaware                      0-20570                  59-2712887
----------------------------        ----------------         -------------------
(State or other jurisdiction        (Commission File           (IRS Employer
      of incorporation)                  Number)             Identification No.)


         152 West 57th Street, New York, NY                      10019
     -----------------------------------------                 ---------
      (Address of principal executive offices)                 (Zip Code)


               Registrant's telephone number, including area code:
               --------------------------------------------------
                                 (212) 314-7300



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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     On September 11, 2002, the Registrant's Board of Directors approved amendments to the Registrant's By-Laws, effective as of that date. The principal changes to the By-Laws were to update the record date, notice, officers, committee and officer and director indemnification provisions. The full text of the By-Laws, as amended and restated, appearing in
     Exhibit 3.1 hereto, is incorporated herein by reference.

     On September 11, 2002, Jean-Rene Fourtou joined the Registrant's Board of Directors, filling the vacancy created by Philippe Germond's resignation as a director on September 5, 2002.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits.

3.1  By-Laws of USA Interactive, amended and restated as of September 11, 2002.



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                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           USA INTERACTIVE


                                           By: /s/  JULIUS GENACHOWSKI
                                               -------------------------------
                                           Name:  Julius Genachowski
                                           Title: Executive Vice President and
                                                  General Counsel

     Date: September 20, 2002





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                                  EXHIBIT INDEX


Exhibit No.                         Description
-----------                         -----------

   3.1             By-Laws of USA Interactive dated September 11, 2002.